SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  April 27, 2004




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   Other Events
          ------------
          On April 27, 2004, Citizens Communications Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.3.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------------------------------
                             Robert J. Larson
                             Senior Vice President and Chief Accounting Officer

Date: April 28, 2004

                                                   Exhibit 99.3


                                                   Citizens Communications
                                                   3 High Ridge Park
                                                   Stamford, CT 06905
                                                   203.614.5600
                                                   Web site: www.czn.net
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE



Contacts:   Mike Zarrella             Brigid M. Smith
            Vice President,           Assistant Vice President,
            Corporate Development     Corporate Communications
            203-614-5179              203-614-5042
            mzarrell@czn.com          bsmith@czn.com


             Citizens Communications Announces that the Remarketing
            of its 6-3/4% Senior Notes Will Not Occur on May 12, 2004

     Stamford, Conn., April 27, 2004 - Citizens Communications (NYSE:CZN) today announced that in light of the company's ongoing review of financial and strategic options, the company and Morgan Stanley & Co. Incorporated, as remarketing agent, have concluded that the company's 6-3/4% senior notes due 2006 (the "Senior Notes") issued in June 2001 as part of its 6-3/4% Equity Units (the "Equity Units") will not be remarketed on May 12, 2004. Pursuant to the terms of the Senior Notes, the company and the remarketing agent intend to conduct a remarketing of the Senior Notes at a later date.

     The company issued $460 million aggregate principal amount of the Senior Notes when it issued 18,400,000 Equity Units in June 2001. Each Equity Unit consists of a warrant that obligates the holder to purchase a variable number of shares of Citizens Communications common stock on or prior to August 17, 2004 for a purchase price of $25, and a Senior Note.

About Citizens Communications

          More information about Citizens can be found at www.czn.net.

     This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

                                      ###